UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end:  September 30, 2016

Date of reporting period:  September 30, 2016

Item 1. Report to Stockholders.

Smith Group Funds

Smith Group Large Cap Core Growth Fund

Investor Class Shares — BSLNX

Institutional Class Shares — BSLGX

Annual Report

www.smithgroupfunds.com	September 30, 2016

SMITH GROUP LARGE CAP CORE GROWTH FUND

Dear Investor,

For the fiscal year ended September 30, 2016, the Smith Group Large Cap Core Growth Fund’s return on a net asset value basis was 11.03% for the Institutional Class and 10.79% for the Investor Class. This included dividends of $1.57 per share for the Institutional Class and dividends of $1.55 per share for the Investor Class.  During the same period, the Standard & Poor’s 500 Index posted a return of 15.43%.

The fiscal year can be characterized as a parade of distractions. After a solid fiscal first quarter, the market promptly started the second quarter with a significant negative move in January with the Standard & Poor’s 500 Index dropping almost 9.0%. It was followed by a rapid recovery which made the second quarter’s return marginally positive.  The positive move continued into the fiscal third quarter, but a surprise result in a referendum deciding that Great Britain would leave the European Union roiled the market late in June which again made for a marginally positive quarter.  More robust economic data allowed the fiscal fourth quarter to have a good start with a 3.8% up move in the Standard & Poor’s 500 Index, but signaling of a possible rate hike by the Federal Reserve Board (the “Fed”) gave investors second thoughts.  In fact, throughout the year signals from the Fed, as well as other central banks such as the European Central Bank or the Bank of China, regarding whether to raise rates, stay put, or increase stimulus, have been significant contributors to up or down moves in the market.  To top it off, it was a presidential election year unlike any we have seen bringing further uncertainty for investors to contemplate.  In sum, a series of distractions have kept investors’ focus on factors other than fundamental performance of businesses. As a result, many characteristics for growth the Smith Group favor when selecting stocks, such as Positive Earnings Revisions and Positive Earnings Surprise, have been largely out of favor throughout the year. Thus, while the Fund’s return during the fiscal year was respectable, the result fell short of the benchmark as many investors put emphasis elsewhere. However, we noted in the mid-year report of March 31, 2016, that the lower volatility late in the period allowed us to be more optimistic about the relative performance.  And indeed the relative underperformance of the Fund was isolated to the first four months of the fiscal year while the latter eight months allowed the Fund to regain some lost ground to the index.

The Fund’s return for the 2016 fiscal year was helped by the Energy and Consumer Discretionary sectors.  In Energy, a rebound in oil prices propelled the Fund’s holdings in the sector to a 46.8% return, far outpacing the benchmark’s return of 19.0%.  Helmerich & Payne, Inc., a driller with significant market share in fracking, and Chevron Corp., an integrated oil and gas company, gaining 50.2% and 36.4%, respectively, were large contributors to the performance.  The Consumer Discretionary sector saw significant gains in Coach, Inc., the luxury leather goods company, and Gentex Corp., a manufacturer of technologically advanced automobile mirrors and other components, with the stocks surging 31.2% and 15.6%, respectively.

On the negative side, the Fund’s holdings in the Information Technology and Industrials sectors disappointed.  Information Technology was the most significant positive sector in the benchmark with holdings posting a positive return of 22.8%. With the Fund getting hurt by its position in chip maker Jabil Circuit Inc., down 23.1%, and missing out on big moves in the benchmark by Facebook, Inc., Microsoft Corp., and Alphabet, Inc., (Google) which gained 42.7%, 33.7%, and 26.0%, respectively, the Fund return of 9.4% in the sector lagged significantly.  In Industrials, long term holding Alaska Air Group was hurt by additional competition and higher oil prices. The stock declined 27.4% before it was sold in June, but for the total holding period since purchase in July of 2012 the return was more than 230% compared to the benchmark’s 67%. The Fund’s Industrials holdings returned 4.4% in total for the fiscal year, lagging the benchmark’s 19.3% return in the sector.

SMITH GROUP LARGE CAP CORE GROWTH FUND

While we are pleased to have generated a solid return in absolute terms during the fiscal year, we are disappointed with the performance relative to the benchmark.  We are encouraged, however, that the disappointing performance took place during the first four months of the period while the remaining months experienced slow but steady progress with returns better than the benchmark.  We continue to believe that equities should be able to generate healthy returns going forward as slow and steady economic growth should provide a solid foundation for strong earnings growth by the companies held by the Fund. We continue to believe our focus on high quality companies where earnings have the ability to exceed market expectations is a key to generating excess returns over the long term. Thank you for placing your trust in Smith Group Asset Management.  As always, we appreciate the opportunity to serve your investment needs.

Opinions expressed are those of the Investment Manager and are subject to change, are not guaranteed and should not be considered investment advice.

Past performance is not a guarantee of future results.

This report must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

The S&P 500 Index is a stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ. It is not possible to invest directly in an index.

The Smith Group Funds are distributed by Quasar Distributors, LLC

SMITH GROUP LARGE CAP CORE GROWTH FUND

Value of $25,000 Investment (Unaudited)

The chart assumes an initial investment of $25,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return — As of September 30, 2016

	1 Year	5 Year	Since Inception
Investor Class(1)	10.79%	15.40%	4.20%
Institutional Class(2)	11.03%	15.67%	4.45%
S&P 500 Index(3)	15.43%	16.37%	6.03%
Russell 1000 Growth Index(4)	13.76%	16.60%	7.72%

(1)
The Investor Class shares commenced operations on February 24, 2014.  Performance shown for the Investor Class shares, prior to inception of the Investor Class shares, is based on the performance of the Institutional Class shares, adjusted for the higher expenses applicable to Investor Class shares.

(2)	The Institutional Class shares commenced operations on June 1, 2007.
(3)	The S&P 500 Index is a stock market index based on the market capitalization of 500 large companies having common stock listed on the NYSE or NASDAQ. It is not possible to invest directly in an index.
(4)
The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index that measures the performance of those companies within the Russell 1000 Index (large-cap index) with higher price-to-book ratios and higher forecasted growth values.  It is not possible to invest directly in an index.

SMITH GROUP LARGE CAP CORE GROWTH FUND

Sector Allocation(1) (Unaudited)
As of September 30, 2016
(% of Net Assets)

Top Ten Holdings(1) (Unaudited)
As of September 30, 2016
(% of Net Assets)

SM Energy Co.	2.8%
Quintiles Transnational Holdings, Inc.	2.7%
Cadence Design Systems, Inc.	2.6%
Red Hat, Inc.	2.6%
Parker-Hannifin Corp.	2.6%
Adobe Systems, Inc.	2.6%
Cisco Systems, Inc.	2.6%
General Dynamics Corp.	2.6%
Arista Networks, Inc.	2.6%
Facebook, Inc., Class A	2.6%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

SMITH GROUP LARGE CAP CORE GROWTH FUND

Expense Example (Unaudited)
September 30, 2016

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or services (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2016 — September 30, 2016).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(4/1/2016)	(9/30/2016)	(4/1/2016 to 9/30/2016)
Investor Class Actual(2)	$1,000.00	$1,072.20	$5.39
Investor Class Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.25

Institutional Class Actual(2)	$1,000.00	$1,073.20	$4.09
Institutional Class Hypothetical (5% return before expenses)	$1,000.00	$1,021.05	$3.99

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.04% and 0.79%, for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended September 30, 2016 of 7.22% and 7.32%, for the Investor Class and Institutional Class, respectively.

SMITH GROUP LARGE CAP CORE GROWTH FUND

Schedule of Investments
September 30, 2016

	Shares	Value

COMMON STOCKS — 98.4%

Consumer Discretionary — 12.0%
Coach, Inc.	29,200	$1,067,552
Gentex Corp.	68,100	1,195,836
Home Depot, Inc.	8,900	1,145,252
Nordstrom, Inc.	22,600	1,172,488
Wyndham Worldwide Corp.	16,700	1,124,411
		5,705,539

Consumer Staples — 9.0%
Campbell Soup Co.	17,900	979,130
Clorox Co.	8,300	1,038,994
Sysco Corp.	22,900	1,122,329
Wal-Mart Stores, Inc.	15,900	1,146,708
		4,287,161

Energy — 10.0%
Chevron Corp.	11,200	1,152,704
Exxon Mobil Corp.	12,610	1,100,601
Helmerich & Payne, Inc.	17,790	1,197,267
SM Energy Co.	33,800	1,304,004
		4,754,576

Financials — 14.7%
Bank of New York Mellon Corp.	29,600	1,180,448
Discover Financial Services	21,200	1,198,860
First Horizon National Corp.	79,900	1,216,877
SunTrust Banks, Inc.	27,800	1,217,640
Travelers Companies, Inc.	10,200	1,168,410
Voya Financial, Inc.	35,000	1,008,700
		6,990,935

Health Care — 17.0%
C.R. Bard, Inc.	5,000	1,121,400
Centene Corp.*	16,600	1,111,536
Hologic, Inc.*	31,300	1,215,379
Johnson & Johnson	9,700	1,145,861
McKesson Corp.	6,210	1,035,518
Merck & Co., Inc.	18,400	1,148,344
Quintiles Transnational Holdings, Inc.*	15,700	1,272,642
		8,050,680

See Notes to the Financial Statements

SMITH GROUP LARGE CAP CORE GROWTH FUND

Schedule of Investments — Continued
September 30, 2016

	Shares	Value

COMMON STOCKS (Continued)

Industrials — 10.1%
Cintas Corp.	10,600	$1,193,560
General Dynamics Corp.	7,900	1,225,764
Parker-Hannifin Corp.	9,900	1,242,747
USG Corp.*	42,600	1,101,210
		4,763,281

Information Technology# — 25.6%
Adobe Systems, Inc.*	11,400	1,237,356
Alphabet, Inc., Class A*	1,400	1,125,684
Arista Networks, Inc.*	14,400	1,225,152
Cadence Design Systems, Inc.*	48,800	1,245,864
Cisco Systems, Inc.	38,800	1,230,735
Citrix Systems, Inc.*	14,100	1,201,602
Facebook, Inc., Class A*	9,500	1,218,565
FleetCor Technologies, Inc.*	6,900	1,198,737
Red Hat, Inc.*	15,400	1,244,782
Take-Two Interactive Software, Inc.*	26,800	1,208,144
		12,136,621

Total Common Stocks
(Cost $40,498,423)		46,688,793

SHORT-TERM INVESTMENT — 1.6%
Morgan Stanley Institutional Liquidity Fund —
Treasury Portfolio, Institutional Class, 0.22%^
(Cost $743,883)	743,883	743,883

Total Investments — 100.0%
(Cost $41,242,306)		47,432,676
Other Assets and Liabilities, Net — 0.0%		798
Total Net Assets — 100.0%		$47,433,474

*	Non-income producing security.
#	As of September 30, 2016, the Fund had a significant position of its assets invested in this sector. See Note 8 in the Notes to Financial Statements.
^	The rate shown is the annualized seven day effective yield as of September 30, 2016.

See Notes to the Financial Statements

SMITH GROUP LARGE CAP CORE GROWTH FUND

Statement of Assets and Liabilities
September 30, 2016

ASSETS:
Investments, at value (cost $41,242,306)	$47,432,676
Dividends & interest receivable	25,786
Receivable for capital shares sold	54,160
Prepaid expenses	13,801
Total Assets	47,526,423

LIABILITIES:
Payable to Adviser	10,230
Payable for fund administration & accounting fees	14,696
Payable for capital shares redeemed	32,300
Payable for compliance fees	2,007
Payable for transfer agent fees & expenses	9,153
Payable for custody fees	995
Payable for trustee fees	2,607
Accrued distribution fees	238
Accrued other expenses	20,723
Total Liabilities	92,949

NET ASSETS	$47,433,474

NET ASSETS CONSIST OF:
Paid-in capital	$35,005,734
Accumulated undistributed net investment income	373,206
Accumulated undistributed net realized gain on investments	5,864,164
Net unrealized appreciation on investments	6,190,370
Net assets	$47,433,474

Investor Class Shares:
Net assets	$703,164
Shares issued and outstanding(1)	70,642
Net asset value, redemption price and offering price per share	$9.95

Institutional Class Shares:
Net assets	$46,730,310
Shares issued and outstanding(1)	4,688,361
Net asset value, redemption price and offering price per share	$9.97

(1)	Unlimited shares authorized, without par value

See Notes to the Financial Statements

SMITH GROUP LARGE CAP CORE GROWTH FUND

Statement of Operations
For the Year Ended September 30, 2016

INVESTMENT INCOME:
Interest income	$3,282
Dividend income	862,753
Total investment income	866,035

EXPENSES:
Investment advisory fees (See Note 4)	310,718
Fund administration & accounting fees (See Note 4)	89,057
Transfer agent fees & expenses (See Note 4)	54,479
Federal & state registration fees	34,069
Audit fees	16,504
Custody fees (See Note 4)	14,231
Legal fees	11,758
Compliance fees (See Note 4)	11,260
Trustee fees (See Note 4)	9,705
Other expenses	8,370
Postage & printing fees	6,230
Distribution fees — Investor Class (See Note 5)	1,035
Total expenses before reimbursement/waiver	567,416
Less: reimbursement/waiver from investment adviser (See Note 4)	(163,976)

Net expenses	403,440

NET INVESTMENT INCOME	462,595

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	5,871,338
Net change in unrealized appreciation on investments	(871,651)
Net realized and unrealized gain on investments	4,999,687

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,462,282
See Notes to the Financial Statements

SMITH GROUP LARGE CAP CORE GROWTH FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2016	September 30, 2015
OPERATIONS:
Net investment income	$462,595	$482,008
Net realized gain on investments	5,871,338	8,196,515
Net change in unrealized appreciation on investments	(871,651)	(6,076,868)
Net increase in net assets resulting from operations	5,462,282	2,601,655

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	2,516,229	23,771
Proceeds from reinvestment of distributions	12,459	7,835
Payments for shares redeemed	(1,941,134)	(13,191)
Increase in net assets resulting from
Investor Class transactions	587,554	18,415
Institutional Class:
Proceeds from shares sold	13,077,842	17,175,294
Proceeds from reinvestment of distributions	7,675,594	7,115,857
Payments for shares redeemed	(28,602,291)	(25,368,893)
Decrease in net assets resulting from
Institutional Class transactions	(7,848,855)	(1,077,742)
Net decrease in net assets resulting
from capital share transactions	(7,261,301)	(1,059,327)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class	(568)	(302)
Institutional Class	(465,024)	(404,817)
From net realized gains:
Investor Class	(11,891)	(7,533)
Institutional Class	(7,445,208)	(7,007,851)
Total distributions to shareholders	(7,922,691)	(7,420,503)

TOTAL DECREASE IN NET ASSETS	(9,721,710)	(5,878,175)

NET ASSETS:
Beginning of year	57,155,184	63,033,359
End of year (including accumulated undistributed net
investment income of $373,206 and $376,229, respectively)	$47,433,474	$57,155,184

See Notes to the Financial Statements

SMITH GROUP LARGE CAP CORE GROWTH FUND

Financial Highlights

For a Fund share outstanding throughout the period

Investor Class

			For the Period
	Year Ended September 30,		Inception(1) Through
	2016	2015	September 30, 2014
PER SHARE DATA:
Net asset value, beginning of period	$10.47	$11.39	$10.93

Investment operations:
Net investment income(2)	0.06	0.06	0.10
Net realized and unrealized
gain on investments	0.97	0.35	0.36
Total from investment operations	1.03	0.41	0.46

Less distributions from:
Net investment income	(0.07)	(0.05)	—
Net realized gains	(1.48)	(1.28)	—
Total distributions	(1.55)	(1.33)	—
Net asset value, end of period	$9.95	$10.47	$11.39

TOTAL RETURN(3)	10.79%	3.21%	4.21%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$703	$82	$70
Ratio of expenses to average net assets:
Before expense reimbursement/waiver(4)	1.40%	1.26%	1.37%
After expense reimbursement/waiver(4)	1.04%	1.04%	1.04%
Ratio of net investment income
to average net assets:
After expense reimbursement/waiver(4)	0.66%	0.53%	1.47%
Portfolio turnover rate(3)	61%	58%	47%

(1)	Inception date of the Investor Class was February 24, 2014.
(2)	Per share amounts calculated using the average shares method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See Notes to the Financial Statements

SMITH GROUP LARGE CAP CORE GROWTH FUND

Financial Highlights — Continued

For a Fund share outstanding throughout the year

Institutional Class(1)

	Year Ended September 30,
	2016	2015	2014	2013	2012
PER SHARE DATA:
Net asset value, beginning of year	$10.49	$11.40	$10.70	$9.01	$7.15

Investment operations:
Net investment income(2)	0.09	0.09	0.08	0.10	0.04
Net realized and unrealized
gain on investments	0.96	0.36	1.89	1.66	1.84
Total from investment operations	1.05	0.45	1.97	1.76	1.88

Less distributions from:
Net investment income	(0.09)	(0.08)	(0.09)	(0.07)	(0.02)
Net realized gains	(1.48)	(1.28)	(1.18)	—	—
Total distributions	(1.57)	(1.36)	(1.27)	(0.07)	(0.02)
Paid-in capital from redemption fees	—	—	—	—	— (3)
Net asset value, end of year	$9.97	$10.49	$11.40	$10.70	$9.01

TOTAL RETURN	11.03%	3.51%	19.09%	19.74%	26.37%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in 000’s)	$46,730	$57,073	$62,964	$57,572	$67,141
Ratio of expenses to average net assets:
Before expense reimbursement/waiver	1.11%	1.01%	1.05%	0.94%	1.06%
After expense reimbursement/waiver	0.79%	0.79%	0.79%	0.79%	0.79%
Ratio of net investment income
to average net assets:
After expense reimbursement/waiver	0.91%	0.78%	0.71%	1.01%	0.43%
Portfolio turnover rate	61%	58%	47%	66%	61%

(1)	Prior to February 24, 2014, Institutional Class shares were known as Class I Shares.
(2)	Per share amounts calculated using the average shares method.
(3)	Amount represents less than $0.01 per share.

See Notes to the Financial Statements

SMITH GROUP LARGE CAP CORE GROWTH FUND

Notes to the Financial Statements
September 30, 2016

1.	ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Smith Group Large Cap Core Growth Fund (“the Fund”), is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The Fund currently offers two classes of shares, the Investor Class and the Institutional Class. The Investor Class commenced operations on February 24, 2014. The Institutional Class began investing consistent with its investment objective on June 1, 2007. Each class of shares has identical rights and privileges except with respect to the distribution fees and voting rights on matters affecting a single share class.  The Investor Class shares are subject to a 0.25% Rule 12b-1 distribution and servicing fee.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes — The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no cost to the Fund. Therefore, no federal income tax or excise tax provision is required. As of and during the year ended September 30, 2016, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended September 30, 2016, the Fund did not have liabilities for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations. During the year ended September 30, 2016, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

The Fund will make distributions of net investment income, if any, annually. The Fund will also distribute net capital gains, if any, at least annually, typically during the month of December. The Fund may make additional distributions if deemed to be desirable any time during the year.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

SMITH GROUP LARGE CAP CORE GROWTH FUND

Notes to the Financial Statements – Continued
September 30, 2016

For the year ended September 30, 2016, the Fund decreased accumulated undistributed net investment income by $26 and increased accumulated undistributed net realized gain on investments by $26.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

3.	SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 —
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value

SMITH GROUP LARGE CAP CORE GROWTH FUND

Notes to the Financial Statements – Continued
September 30, 2016

hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Short-Term Investments — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines its net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of September 30, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks	$46,688,793	$—	$—	$46,688,793
Short-Term Investment	743,883	—	—	743,883
Total Investments in Securities	$47,432,676	$—	$—	$47,432,676

Transfers between levels are recognized at the end of the reporting period.  During the year ended September 30, 2016, the Fund recognized no transfers to/from any levels.  The Fund did not invest in any Level 3 investments during the year.  Refer to the Schedule of Investments for further information on the industry classification of investments.

4.	INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Smith Asset Management Group, L.P. (“the Adviser”) to furnish investment advisory services to the Fund.  For its services, the Fund pays the Adviser a monthly management fee equal to 0.61% of the average daily net assets of the Fund.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, brokerage commissions, interest, taxes, and extraordinary expenses) based upon the average daily net assets of the Fund do not exceed 1.04% and 0.79% of the Investor Class and Institutional Class, respectively.

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred.  The Operating Expense Limitation Agreement for the Fund is indefinite, but cannot be terminated within a year after the effective date of the Fund’s prospectus. During the year ended September 30, 2016, the Adviser did not recoup

SMITH GROUP LARGE CAP CORE GROWTH FUND

Notes to the Financial Statements – Continued
September 30, 2016

any of the previously waived fees.  Waived and reimbursed expenses subject to potential recovery by year of expiration are as follows:

9/30/2017	9/30/2018	9/30/2019
$116,941	$136,480	$163,976

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended September 30, 2016 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is an interested person of the Distributor.

5.	DISTRIBUTION AND SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only.  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. For the year ended September 30, 2016, the Fund’s Investor Class incurred expenses of $1,035 pursuant to the Plan.

6.	CAPITAL SHARE TRANSACTIONS

	Year Ended	Year Ended
	September 30, 2016	September 30, 2015
Investor Class:
Shares sold	262,123	2,196
Shares issued to holders in reinvestment of distributions	1,333	721
Shares redeemed	(200,629)	(1,215)
Net increase in Investor Class shares	62,827	1,702

Institutional Class:
Shares sold	1,336,659	1,550,452
Shares issued to holders in reinvestment of distributions	820,919	654,633
Shares redeemed	(2,911,758)	(2,284,001)
Net decrease in Institutional Class Shares	(754,180)	(78,916)

Net decrease in shares outstanding	(691,353)	(77,214)

SMITH GROUP LARGE CAP CORE GROWTH FUND

Notes to the Financial Statements – Continued
September 30, 2016

7.	INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended September 30, 2016, were as follows:

U.S. Government Securities		Other
Purchases	Sales	Purchases	Sales
$ —	$ —	$30,395,662	$43,966,393

8.	SECTOR RISK

As of September 30, 2016, the Fund had a significant portion of its assets invested in the Information Technology sector.  Companies in this sector may be more sensitive to short product cycles, competition and aggressive pricing than the overall market.

9.	FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at September 30, 2016, the Fund’s most recent fiscal year end, were as follows:

Aggregate Gross	Aggregate Gross	Net Unrealized	Federal Income
Appreciation	Depreciation	Appreciation	Tax Cost
$7,251,743	$(1,065,126)	$6,186,617	$41,246,059

The differences between book and tax-basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales on the Fund.

At September 30, 2016, components of accumulated earnings (deficit) on a tax-basis were as follows:

	Undistributed	Other		Total
Undistributed	Long-Term	Accumulated	Unrealized	Accumulated
Ordinary Income	Capital Gains	Losses	Appreciation	Earnings
$380,361	$5,867,917	$(7,155)	$6,186,617	$12,427,740

As of September 30, 2016, the Fund did not have any capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31.  For the taxable year ended September 30, 2016, the Fund did not defer any qualified late year losses.

SMITH GROUP LARGE CAP CORE GROWTH FUND

Notes to the Financial Statements – Continued
September 30, 2016

The tax character of distributions paid during the year ended September 30, 2016, was as follows:

	Long Term
Ordinary Income*	Capital Gains	Total
$815,408	$7,107,283	$7,922,691

The tax character of distributions paid during the year ended September 30, 2015, was as follows:

	Long-Term
Ordinary Income*	Capital Gains	Total
$2,256,942	$5,163,561	$7,420,503

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

10.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of September 30, 2016, Charles Schwab & Co., Inc., for the benefits of its customers, owned 73.88% of the outstanding shares of the Fund.

SMITH GROUP LARGE CAP CORE GROWTH FUND

Report of Independent Public Accounting Firm

To the Shareholders of Smith Group Large Cap Core Growth Fund and
Board of Trustees of Managed Portfolio Series

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Group Large Cap Core Growth Fund (the “Fund”), a series of Managed Portfolio Series, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended prior to September 30, 2014, were audited by other auditors whose report dated November 25, 2013, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund, as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for the two years in the period then ended, and the financial highlights for the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 22, 2016

SMITH GROUP LARGE CAP CORE GROWTH FUND

Additional Information (Unaudited)
September 30, 2016

TRUSTEES AND OFFICERS

Term of
		Office	Number of		Other
Name,		and	Portfolios	Principal	Directorships
Address	Position(s)	Length	in Trust	Occupation(s)	Held by Trustee
and Year	Held with	of Time	Overseen	During the Past	During the Past
of Birth	the Trust	Served	by Trustee	Five Years	Five Years

Independent Trustees

Leonard M. Rush,	Lead	Indefinite	36	Retired, Chief Financial	Independent
CPA	Independent	Term;		Officer, Robert W. Baird	Trustee,
615 E. Michigan St.	Trustee	Since		& Co. Incorporated	ETF Series
Milwaukee, WI 53202	and Audit	April 2011		(2000-2011).	Solutions
Year of Birth: 1946	Committee				(15 Portfolios)
	Chairman				(2012-Present);
Director, Anchor
Bancorp
Wisconsin, Inc.
(2011-2013).

David A. Massart	Trustee	Indefinite	36	Co-Founder and Chief	Independent
615 E. Michigan St.	and	Term;		Investment Strategist,	Trustee,
Milwaukee, WI 53202	Valuation	Since		Next Generation Wealth	ETF Series
Year of Birth: 1967	Committee	April 2011		Management, Inc.	Solutions
	Chairman			(2005-Present).	(15 Portfolios)
(2012-Present).

David M. Swanson	Trustee	Indefinite	36	Founder and Managing	Independent
615 E. Michigan St.		Term;		Principal, SwanDog	Trustee,
Milwaukee, WI 53202		Since		Strategic Marketing, LLC	ALPS Variable
Year of Birth: 1957		April 2011		(2006-Present); Executive	Investment Trust
				Vice President, Calamos	(9 Portfolios)
				Investments (2004-2006).	(2006-Present);
Independent
Trustee,
RiverNorth
Opportunities
Closed-End Fund
(2015-Present).

Interested Trustee

Robert J. Kern*	Chairman,	Indefinite	36	Executive Vice President,	None
615 E. Michigan St.	and Trustee	Term;		U.S. Bancorp Fund
Milwaukee, WI 53202		Since		Services, LLC
Year of Birth: 1958		January 2011		(1994-present).

SMITH GROUP LARGE CAP CORE GROWTH FUND

Additional Information (Unaudited) – Continued
September 30, 2016

Term of
		Office	Number of		Other
Name,		and	Portfolios	Principal	Directorships
Address	Position(s)	Length	in Trust	Occupation(s)	Held by Trustee
and Year	Held with	of Time	Overseen	During the Past	During the Past
of Birth	the Trust	Served	by Trustee	Five Years	Five Years

Officers

James R. Arnold	President	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	and	Term;		U.S. Bancorp Fund
Milwaukee, WI 53202	Principal	Since		Services, LLC
Year of Birth: 1957	Executive	January 2011		(2002-present).
Officer

Deborah Ward	Vice	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	President,	Term;		U.S. Bancorp Fund
Milwaukee, WI 53202	Chief	Since		Services, LLC
Year of Birth: 1966	Compliance	April 2013		(2004-present).
Officer and
Anti-Money
Laundering
Officer

Brian R. Wiedmeyer	Treasurer	Indefinite	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	and	Term;		Fund Services, LLC
Milwaukee, WI 53202	Principal	Since		(2005-present).
Year of Birth: 1973	Financial	January 2011
Officer

Jeanine M. Bajczyk,	Secretary	Indefinite	N/A	Senior Vice President and	N/A
Esq.		Term;		Counsel, U.S. Bancorp
615 E. Michigan St.		Since		Fund Services, LLC
Milwaukee, WI 53202		August 2015		(2006-present).
Year of Birth: 1965

Thomas A. Bausch,	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
Esq.	Secretary	Term;		U.S. Bancorp Fund Services,
615 E. Michigan St.		Since		LLC (2016-present); Associate,
Milwaukee, WI 53202		May 2016		Godrey & Kahn S.C.
Year of Birth: 1979				(2012-2016); Graduate,
University of Wisconsin
Law School (2009-2012).

Ryan L. Roell	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term;		U.S. Bancorp Fund
Milwaukee, WI 53202		Since		Services, LLC
Year of Birth: 1973		September 2012		(2005-present).

SMITH GROUP LARGE CAP CORE GROWTH FUND

Additional Information (Unaudited) – Continued
September 30, 2016

Term of
		Office	Number of		Other
Name,		and	Portfolios	Principal	Directorships
Address	Position(s)	Length	in Trust	Occupation(s)	Held by Trustee
and Year	Held with	of Time	Overseen	During the Past	During the Past
of Birth	the Trust	Served	by Trustee	Five Years	Five Years

Benjamin Eirich	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term;		U.S. Bancorp Fund
Milwaukee, WI 53202		Since		Services, LLC
Year of Birth: 1981		May 2016		(2008-present).

Doug Schafer	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term;		U.S. Bancorp Fund
Milwaukee, WI 53202		Since		Services, LLC
Year of Birth: 1970		May 2016		(2002-present).

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

SMITH GROUP LARGE CAP CORE GROWTH FUND

Additional Information (Unaudited) – Continued
September 30, 2016

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-877-764-8465.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-877-764-8465.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-877-764-8465, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended September 30, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2016 was 100% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) was 42.90%.

SMITH GROUP LARGE CAP CORE GROWTH FUND

Privacy Notice (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISER
Smith Asset Management Group, L.P.
100 Crescent Court, Suite 1150
Dallas, Texas  75201

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

CUSTODIAN
U.S. Bank N.A.
1555 North River Center Drive
Milwaukee, Wisconsin  53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, Wisconsin  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio  44115

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania  19103

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-877-764-8465.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning including reviewing the Fund’s tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal years ended September 30, 2016 and September 30, 2015, the Fund’s principal accountant was Cohen & Company, Ltd. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2016	FYE 9/30/2015
Audit Fees	$14,000	$27,000
Audit-Related Fees	$0	$0
Tax Fees	$ 5,000	$ 5,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 9/30/2016	FYE 9/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for past fiscal year.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2016	FYE 9/30/2015
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Managed Portfolio Series

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date     December 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date     December 7, 2016

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date     December 7, 2016

* Print the name and title of each signing officer under his or her signature.